Exhibit 99.1

                                Certification

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                              United States Code)


	Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Cycle Country Accessories Corp., a Nevada corporation (the "Company"), does hereby certify, to the best of such officer's knowledge and belief, that:

	(1)	The Quarterly Report on Form 10-QSB for the quarter ended
June 30, 2002 (the "Form 10-QSB") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange
Act of 1934; and

(2)	The information contained in the Form 10-QSB fairly
presents, in all materials respects, the financial condition and results of operations of the Company.

Dated:	August 14, 2002			/s/ Ronald C. Hickman
                                        -------------------------------
                                            Ronald C. Hickman
                                            Chief Executive Officer


Dated:	August 14, 2002			/s/ David J. Davis
                                        -------------------------------
                                            David J. Davis
                                            Chief Financial Officer



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